SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                        Commission File Number: 00-27323

             NO BORDERS, INC. f/k/a American Eagle Manufacturing Co.
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             (Exact name of registrant as specified in its charter)

Nevada                                                                88-0429812
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


100 Market Street, Santa Monica, California                                90291
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(Address of principal executive offices)                              (Zip Code)

                                 (310) 450-3257
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              (Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03.    CHANGE IN FISCAL YEAR

On October 21, 2004, the Registrant's Board of Directors approved a change in the Registrant's fiscal year end from June 30th to December 31st.

Reference is made to the share exchange agreement with Intercommunity Financing Corp., d/b/a/ No Borders, Inc. as reported in the Registrant's report on Form 8-K filed on November 1, 2004, amended January 27, 2005, which included No Borders, Inc.'s financial statements for the years ending December 31, 2003 and 2002. The change in the Registrant's fiscal year accompanies this transaction, so that the parent and subsidiary entities will have concurrent fiscal years. The Registrant expects to file its next Annual Report on Form 10-KSB for the year ending December 31, 2004 on or before March 30, 2005 and its subsequent Quarterly Reports on Form 10-QSB for the periods ending March 31, 2005, June 30, 2005 and September 30, 2005 on or before the appropriate due dates.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   No Borders, Inc.


February 21, 2005               By:/s/ Robert M. Rosenfeld
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                                   Robert M. Rosenfeld, Chief Executive Officer